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                                                                   EXHIBIT 23(E)



                        CONSENT OF INDEPENDENT AUDITORS



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1996, with respect to the financial statements of Elitch Gardens Company included in Amendment No. 3 to the Registration Statement (Form S-2 No. 333-16573) and related Prospectus of Premier Parks Inc. for the registration of 5,750,000 shares of its Common Stock.



                 ERNST & YOUNG
                           LLP

Denver, Colorado
January 22, 1997